                                                                    EXHIBIT 99.2

================================================================================


                   JOINT FINANCE AND INTERCREDITOR AGREEMENT

                       --------------------------------


                             AVIVA PETROLEUM INC.,
                              AVIVA AMERICA, INC.,
                 AVIVA DELAWARE INC., AVIVA OPERATING COMPANY,
                         GARNET RESOURCES CORPORATION,
                          ARGOSY ENERGY INCORPORATED,
                          ARGOSY ENERGY INTERNATIONAL,
                                NEO ENERGY, INC.
                             GARNET PNG CORPORATION

                                      AND

                        ING (U.S.) CAPITAL CORPORATION,
                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                    OVERSEAS PRIVATE INVESTMENT CORPORATION,
                                  AS CREDITORS

                                      AND

                         ING (U.S.) CAPITAL CORPORATION
                              AS COLLATERAL AGENT


                       --------------------------------


                                October 28, 1998


================================================================================

                               TABLE OF CONTENTS

ARTICLE I - Definitions..................................................................  -3-
    Section 1.1.   Definitions...........................................................  -3-
    Section 1.2.   Annexes, Exhibits and Schedules; Additional Definitions...............  -4-
    Section 1.3.   Amendment of Defined Instruments......................................  -4-
    Section 1.4.   References and Titles.................................................  -4-
    Section 1.5.   Calculations and Determinations.......................................  -4-

ARTICLE II - Revenues and Payments.......................................................  -4-
    Section 2.1.   Restated Escrow Agreement.............................................  -4-
    Section 2.2.   Revenues..............................................................  -5-
    Section 2.3.   Application of Released Revenue.......................................  -5-
    Section 2.4.   Required  Payments....................................................  -6-
    Section 2.5.   Payments to Creditors.................................................  -7-
    Section 2.6.   Chase/OPIC Payments...................................................  -8-

ARTICLE III - Representations, Warranties and Covenants of Related Persons...............  -8-
    Section 3.1.   Representations and Warranties........................................  -8-
    Section 3.2.   Covenants.............................................................  -8-
    Section 3.3.   OPIC Finance Agreement Covenants......................................  -9-
    Section 3.4.   Purchase and Sale.....................................................  -9-
    Section 3.5.   Consent to Merger..................................................... -10-

ARTICLE IV - Events of Default and Remedies.............................................. -10-
    Section 4.1.   Events of Default..................................................... -10-
    Section 4.2.   OPIC Finance Agreement Events of Defaults............................. -10-
    Section 4.3.   Acceleration.......................................................... -10-
    Section 4.4.   Remedies.............................................................. -10-
    Section 4.5.   Indemnity............................................................. -11-

ARTICLE V - Intercreditor Provisions..................................................... -12-
    Section 5.1.   Appointment and Authority of Collateral Agent......................... -12-
    Section 5.2.   Enforcement Action.................................................... -14-
    Section 5.3.   Notices of Default, Acceleration, and Enforcement Action.............. -14-
    Section 5.4.   Payments, Proceeds and Additional Collateral.......................... -14-
    Section 5.5.   Limited Liability of Collateral Agent; Indemnity...................... -16-
    Section 5.6.   Collateral Agent's Employees.......................................... -17-
    Section 5.7.   Collateral Agent's Reliance........................................... -17-
    Section 5.8.   Certain Actions Requiring Consent of Majority Creditors............... -17-
    Section 5.9.   Non-Reliance on Collateral Agent and Other Creditors.................. -18-
    Section 5.10.  Liability Among Creditors............................................. -18-
    Section 5.11.  Resignation or Removal of Collateral Agent............................ -18-
    Section 5.12.  No Partnership........................................................ -19-

    Section 5.13.  Liens are Pari Passu.................................................. -19-
    Section 5.14.  All Loan Documents.................................................... -19-
    Section 5.15.  Benefit of Article V.................................................. -19-

ARTICLE VI - Miscellaneous............................................................... -20-
    Section 6.1.   Waivers and Amendments; Acknowledgments............................... -20-
    Section 6.2.   Ratification and Confirmation of the Loan Documents................... -21-
    Section 6.3.   Release and Discharge of Creditors.................................... -21-
    Section 6.4.   Fraudulent Conveyance................................................. -22-
    Section 6.5.   Survival of Agreements; Cumulative Nature............................. -22-
    Section 6.6.   Notices............................................................... -22-
    Section 6.7.   Joint and Several Liability; Parties in Interest; Assignments......... -23-
    Section 6.8.   Governing Law; Submission to Process.................................. -23-
    Section 6.9.   Limitation on Interest................................................ -24-
    Section 6.10.  Termination; Limited Survival......................................... -25-
    Section 6.11.  Severability.......................................................... -25-
    Section 6.12.  Counterparts.......................................................... -25-
    Section 6.13.  Waiver of Jury Trial, Punitive Damages, etc........................... -25-
    Section 6.14.  Judgment Currency..................................................... -26-
    Section 6.15.  Immunity.............................................................. -26-

                   INDEX OF SCHEDULES, ANNEXES AND EXHIBITS

*ANCF Report and Payment Instruction Form
*Schedule 1 - Adjusted Net Cash Flow Form
*Schedule 2 - Approved Expenditure Limitation Form
*Schedule 3 - Payment Instructions Form

*Schedule 1 - Disclosure Schedule
*Schedule 2 - Security Schedule
*Schedule 3 - J&H Marsh & McLennan Insurance Letter
*Schedule 4 - Chase Bank/OPIC Security Documents
*Schedule 5 - ING Security Documents

*Annex A - Common Definitions
*Annex B - Common Representations and Warranties
*Annex C - Common Covenants
*Annex D - Common Collateral Covenants
*Annex E - Common Events of Default
*Annex F - Amended and Restated Escrow Agreement

* The above schedules, annexes and exhibits have been omitted. The Company will provide them to the Securities and Exchange Commission supplementally upon request.

                   JOINT FINANCE AND INTERCREDITOR AGREEMENT
                   -----------------------------------------

     THIS JOINT FINANCE AND INTERCREDITOR AGREEMENT (this "Agreement") is made as of October 28, 1998, by and among:

     Aviva Petroleum Inc., a Texas corporation (herein called "Parent"),

     Aviva America, Inc., a Delaware corporation (herein called "Aviva
     America"),

     Aviva Delaware Inc., a Delaware corporation (herein called "Aviva
     Delaware"),

     Aviva Operating Company, a Delaware corporation (herein called "Aviva Operating"),

     Garnet Resources Corporation, a Delaware corporation (herein called "Garnet"),

     Garnet PNG Corporation, a Delaware corporation (herein called "Garnet
     PNG"),

     Argosy Energy Incorporated, a Delaware corporation (herein called
     "Argosy"),

     Argosy Energy International (herein called "Argosy International"), a limited partnership organized and existing under the laws of the State of Utah,

     Neo Energy, Inc., a Texas corporation (herein called "Neo"),

     ING (U.S.) Capital Corporation, a Delaware corporation (herein called
     "ING"),

     Chase Bank of Texas, National Association, a national banking association (herein called "Chase"), and

     Overseas Private Investment Corporation, an agency of the United States of America (herein called "OPIC").

                                  WITNESSETH:

     A. Neo, Parent, Aviva America, and Internationale Nederlanden Bank, N.V., New York Branch (predecessor in interest to ING), entered into a certain Credit Agreement dated as of August 6, 1993 (as heretofore amended, herein called the "Original Neo Credit Agreement"), pursuant to which Borrower executed and delivered a certain promissory note in the original principal amount of $25,000,000, of which ING is now the holder. As of the date hereof, the unpaid principal balance thereon is approximately $8,200,000. The indebtedness under the Original Neo Credit Agreement is guaranteed by Parent and Aviva America and is secured by the collateral under various Security Documents described in the Original Neo Credit Agreement.

     B. Parent is the owner of 100% of the stock of Aviva America, and Aviva America is the owner of 100% of the stock of Neo.

     C.   Argosy International and Texas Commerce Bank National Association
(now known as Chase Bank of Texas, National Association) have heretofore entered into that certain Loan Agreement dated as of August 3, 1994 (as heretofore amended, herein called the "Chase Loan Agreement"), pursuant to which Argosy International executed and delivered that certain promissory note in the principal amount of $4,400,000 and that certain promissory note in the original principal amount of $4,800,000 (together, the "Chase Notes"). As of the date hereof, the aggregate unpaid principal balance of the Chase Notes is approximately $6,350,000.

     D. Argosy International and OPIC entered into that certain Finance Agreement dated as of May 5, 1994 (as heretofore amended, herein called the "OPIC Finance Agreement"), pursuant to which OPIC guaranteed the payment when due of the Chase Notes and pursuant to which Argosy International agreed to reimburse OPIC for any amount paid by OPIC under the OPIC Guaranty of the Chase
Notes.   The indebtedness under the Finance Agreement and the Credit Agreement is secured by the Collateral under, and receives the benefit of the other agreements contained in, the Financing Documents (as defined in the Financing Agreement).

     E. Garnet is the owner of 100% of the stock of Argosy and is the owner of a limited partnership interest in Argosy International representing an approximately 10.13% interest in Argosy International, and Argosy owns a general partnership interest in Argosy International representing an approximately 89.11% interest in Argosy International. The remaining approximate .76% interest in Argosy International is a limited partnership interest owned by two individuals.

     F. On October 20, 1998, the shareholders of Aviva and Garnet approved a Merger Agreement pursuant to which Garnet will be merged with and into Aviva Merger Inc., a newly formed Delaware corporation that is an indirect wholly owned subsidiary of Parent, with Garnet being the surviving corporation and thereby becoming an indirect wholly owned subsidiary of Parent (the "Merger").

     G. The principal asset of both Neo and Argosy International is a Joint Operating Agreement (the "Santana Contract") among Neo, Argosy and Empresa Colombiana de Petroleos, the Colombian National Oil Company ("ECOPETROL"). The Related Persons (as defined herein) have determined that the operation of the Santana Contract and the other assets of Neo and Argosy in a single company will be advantageous to Neo, Argosy International and each of the other Related Persons. Accordingly, Neo and Argosy International intend to enter into a Purchase and Sale Agreement, pursuant to which Neo will transfer to Argosy International substantially all of Neo's assets in consideration of (i) the assumption by Argosy International of all of Neo's indebtedness, obligations and liabilities, including the indebtedness, obligations and liabilities under the Original Neo Agreement and (ii) the issuance to Neo of limited partnership interests in Argosy International (the "Purchase and Sale"), subject to the consent of ECOPETROL and to the consent of the Creditors (as defined herein).

     H. The Related Persons have requested the consent of the Creditors to the Merger and to the Purchase and Sale, and the Creditors are willing to consent to the Merger and Purchase and Sale, subject to the terms and conditions contained herein.

     I.   The Related Persons desire to enter into this Agreement in order to
(i) induce ING to execute and deliver a Restated Credit Agreement with Neo and advance additional funds as provided therein; (ii) provide for the consent of Creditors to the Merger and the Purchase and Sale; (iii) evidence certain covenants which the Related Persons will make to all of Creditors; (iv) provide for certain agreements among Creditors; and (v) provide for the appointment of ING as Collateral Agent for Creditors.

     J. Without regard to the Purchase and Sale, each of the Related Persons will directly and indirectly benefit from the consummation of the Merger, and in consideration of such benefit and in order to induce Creditors to enter into this Agreement, each Related Person is willing to guarantee and to pledge its assets to secure the indebtedness, obligations and liabilities owed by Neo and by Argosy International.

     K. Creditors are willing to agree that their claims against the Related Persons will rank pari passu, that all liens and recovery shall be shared on a pro rata basis, all is provided in this Agreement.

     In consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


                            ARTICLE I  - Definitions

     Section 1.1. Definitions. Certain terms used in this Agreement are defined in Annex A. As used herein the terms defined in the recitals shall have the meanings given them above and the following additional terms have the following meanings:

          "Agreement" means this Joint Finance and Intercreditor Agreement.

          "ANCF Report" has the meaning given in Section 2.3.

          "Borrower" means collectively Argosy International and Neo. Upon the Assumption of the Debt of Neo under the ING Credit Agreement by Argosy International in accordance with Section 3.4 hereof, "Borrower" shall mean Argosy International.

          "Creditor Agreements" means the ING Credit Agreement and the Chase/OPIC Agreements, and "Creditor's Agreement" means the ING Credit Agreement with respect to ING and its successors and assigns, and the Chase/OPIC Credit Agreements with respect to Chase and OPIC and their respective successors and assigns.

          "Enforcement Action" means any exercise by Collateral Agent or any Creditor of any rights or remedies against any Related Person or against or with respect to any Collateral, whether under any Security Documents or otherwise, including without limitation in order to foreclose upon, collect, take possession of, sell, lease, dispose of, or otherwise realize upon Collateral or any property of a Related Person or to settle or compromise claims against Collateral.

      Section 1.2.  Annexes, Exhibits and Schedules; Additional Definitions.
All Annexes, Exhibits and Schedules attached to this Agreement are a part hereof for all purposes, and terms defined in this Agreement have the same meanings when used in the Annexes and Schedules hereto. Reference is hereby made to the Security Schedule for the meaning of certain terms defined therein and used but not defined herein, which definitions are incorporated herein by reference.

      Section 1.3. Amendment of Defined Instruments. Unless the context otherwise requires or unless otherwise provided herein the terms defined in this Agreement which refer to a particular agreement, instrument or document also refer to and include all renewals, extensions, modifications, amendments and restatements of such agreement, instrument or document, provided that nothing contained in this section shall be construed to authorize any such renewal, extension, modification, amendment or restatement.

      Section 1.4. References and Titles. All references in this Agreement to Annexes, Exhibits, Schedules, Recitals, articles, sections, subsections and other subdivisions refer to the Annexes, Exhibits, Schedules, Recitals, articles, sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any subdivisions are for convenience only and do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The phrases "this section" and "this subsection" and similar phrases refer only to the sections or subsections hereof in which such phrases occur. The word "or" is not exclusive, and the word "including" (in its various forms) means "including without limitation". Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

      Section 1.5. Calculations and Determinations. Unless otherwise expressly provided herein or unless Majority Creditors otherwise consent, all financial statements and reports furnished to any Creditor hereunder shall be prepared and all financial computations and determinations pursuant hereto shall be made in accordance with GAAP.


                      ARTICLE II  - Revenues and Payments

      Section 2.1. Restated Escrow Agreement. Borrower and Creditors have or will enter into a certain Amended and Restated Escrow Agreement in the form of Annex F attached hereto, pursuant to which Collateral Agent will be designated as Escrow Agent for the Creditors pursuant to the terms thereof. Upon delivery of notice of the establishment of the escrow account pursuant to such Amended and Restated Escrow Agreement by Collateral Agent to

Chase, as Escrow Agent under that certain Escrow Agreement dated August 3, 1994 (the "Existing Escrow Agreement"), the Existing Escrow Agreement shall thereupon terminate and Chase shall thereupon cease to act as Escrow Agent thereunder; provided, however, that (i) Chase shall keep the escrow account open and accept wire transfers of Revenues into the escrow account until such time as Collateral Agent notifies Chase that all payors of Revenues have agreed to make payments to the escrow account under such Amended and Restated Escrow Agreement, (ii) Chase shall remain entitled to the protections set forth in the Existing Escrow Agreement, including without limitation, Sections 8, 9, 10, 11, 12 and 13 thereof until such escrow account under the Existing Escrow Agreement shall be closed; (iii) in the event all such amounts required to be paid to Chase as the Escrow Agent thereunder are not fully and finally paid prior to termination, the provisions of Section 13 thereof shall survive the termination thereof and (iv) that the last sentence of Section 11 thereof and the provisions of Section 12 thereof shall, in any event, survive the termination thereof. If Chase receives funds from time to time pursuant to the Existing Escrow Agreement, Chase shall receive such funds on behalf of the replacement Escrow Agent under such Amended and Restated Escrow Agreement and promptly turn over such funds to such replacement Escrow Agent.

      Section 2.2. Revenues. Borrower shall cause ECOPETROL to pay directly to Escrow Agent in United States dollars all Revenues payable by ECOPETROL. Borrower shall cause all other proceeds which are owed to it from the sale of hydrocarbons produced from the Project to be irrevocably paid in full directly to Escrow Agent. Each other Related Person shall cause purchasers of production in respect of its Oil and Gas Properties to pay directly to Escrow Agent in United States dollars all Revenues payable by such purchaser of production. All Revenues which any Related Person receives shall be held by the Related Person in trust for Escrow Agent, shall be segregated from other funds of the Related Persons and shall be turned over to Escrow Agent in the form in which it was received (duly endorsed to Escrow Agent, if required). At all times Borrower shall have on deposit in the Escrow Account (as defined in the Escrow Agreement) the Minimum Escrow Amount. "Minimum Escrow Amount" means an amount at least equal to (a) from the date hereof to but not including March 31, 1999, $250,000, and (b) on and after March 31, 1999, the total of: (i) the amount of the Minimum Monthly Payments during the next succeeding three-month period, plus
(ii) the interest payments due on the Combined Loans during the next succeeding three-month period based on rates of interest for each Loan equal to the sum of
0.25 plus the rate of interest applicable to such Loan on the immediately preceding Quarterly Payment Date, plus (iii) the amount of all Guaranty Fees under the OPIC Finance Agreement and other fees due under the Loan Documents during the next succeeding three-month period, including all fees due to the Escrow Agent in accordance with the Escrow Agreement. Amounts in the Escrow Account shall be released in accordance with the terms and conditions of the Escrow Agreement. In no event shall Escrow Agent or Creditors be required to release the Minimum Escrow Amount from the Escrow Account in order to meet the payments required to be made under Section 2.4.

      Section 2.3. Application of Released Revenue. Not less than ten days prior to the end of each calendar month, Borrower shall provide to each Creditor an ANCF Report and Payment Instruction in the form of Exhibit A hereto (the "ANCF Report"). Contemporaneously with the release of amounts from the Escrow Account in accordance with the Escrow Agreement on or about the last Business Day of each calendar month, Escrow Agent shall apply such amounts released from the Escrow Account in accordance with such ANCF Report and Payment Instruction. If any Creditor notifies Borrower and Escrow Agent of any correction to the ANCF Report and Payment Instruction and Escrow Agent determines that it received such correction notice at a time which will allow it to make such correction, Escrow Agent shall make payments hereunder pursuant to the ANCF Report and Payment Instruction as modified by such correction notice, absent manifest error in such correction notice by such Creditor.

     Section 2.4. Required Payments. Borrower shall be obligated to make or cause to be made the following payments to Creditors, whether or not the amounts released from the Escrow Account are sufficient to make such payments:

          (a) Upon notice by Collateral Agent that this Agreement has been executed, funds in the Existing Escrow Agreement shall be applied to reduce the principal balance under the Chase Loan Agreement to $6,000,000. The balance of funds in the Existing Escrow Account shall be delivered to the Escrow Agent under the Amended and Restated Escrow Agreement referred to in
     Section 2.1. Prior to October 31, 1998, Borrower shall deliver additional funds to the Escrow Agent under such Amended and Restated Escrow Agreement such that the balance in such Escrow Account is equal to the Minimum Escrow Amount.

          (b) On or before the last Business Day of each month, beginning with October 31, 1998 and continuing until all Obligations under the Loan Documents are paid in full, Borrower shall make payments of principal on the Combined Loans equal to the greater of (i) the Minimum Monthly Payment and (ii) 100% of the ANCF for the immediately preceding month.

          (c) If the unpaid principal balance of the Combined Loans ever exceeds the Borrowing Base, Borrower shall, within thirty (30) days after the Administrative Agent under the ING Credit Agreement gives notice of such fact to Borrower, prepay the principal of the Combined Loans in an amount equal to or greater than such excess.

          (d) Each payment of principal under paragraph (b) or (c) of this
     Section 2.4 shall be applied to (i) 60% to the principal under the ING Credit Agreement and (ii) 40% to the principal under the Chase/OPIC Agreements.

          (e) Borrower will pay all interest, fees and expenses accrued and unpaid under the Creditor Agreements (including, without limitation, amounts due under Section 4 of the Chase Loan Agreement and Sections 2.11, 2.12, 2.14 and 2.15 of the ING Credit Agreement) on the dates provided for in the respective Creditor Agreements.

          (f) Any payment of principal which is made other than on a day when all accrued interest is due and payable shall be accompanied by all interest then accrued and unpaid on the principal so paid.

To the extent that amounts are applied from the Escrow Account as a result of an Application for Payment by a Creditor (as defined in the Escrow Agreement) to make any payment which Borrower has failed to make under this Section 2.4, such payment shall not be deemed to satisfy or cure such failure by Borrower.

     Section 2.5. Payments to Creditors. Borrower will make each payment which it owes under the Loan Documents not later than noon, Eastern time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds. Any payment received after such time shall be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, in the case of a payment of principal or past due interest, interest shall accrue and be payable thereon for the period of such extension as provided in the Loan Document under which such payment is due. Each payment under a Loan Document shall be due and payable at the place provided therein and, if no specific place of payment is provided, shall be due and payable at the place of payment of the respective Creditor's Note. So long as the Obligations have not been declared due and payable pursuant to Section 4.2, when Collateral Agent collects or receives money on account of the Obligations, Collateral Agent shall distribute all money so collected or received, after deduction of amounts then due and owing to Collateral Agent, and each Creditor shall apply all such money so distributed, as follows:

          (a) first, for the payment of interest, fees and expenses then due and payable (including, without limitation, amounts due under Section 4 of the Chase Loan Agreement and Sections 2.11, 2.12, 2.14 and 2.15 of the ING Credit Agreement);

          (b) then, for the payment of principal then due, which payment shall be made ratably to each Creditor in the amount of its Percentage Share;

          (c) then, for the prepayment of principal on the Notes, which payment shall be made ratably to each Creditor in the amount of its Percentage Share; and

          (d) last, for the payment or prepayment of any other Obligations.

All distributions of amounts described in subsections (a) or (d) above shall be made by Collateral Agent pro rata to each Creditor then owed Obligations described in such subsection in proportion to all amounts owed to all Creditors which are described in such subsection. If any Obligations have been declared due and payable pursuant to Section 4.2, all money collected or received by Collateral Agent on account of the Obligations, after deduction of amounts then due and owing to the Collateral Agent, shall be distributed to each Creditor in proportion to its Percentage Share.

     Section 2.6.  Chase/OPIC Payments.

          (a) OPIC Guaranty Fees. Notwithstanding the provisions of this Article II providing for monthly payments, the Guaranty Fees payable to OPIC under the OPIC Finance Agreement shall continue to be payable semi-annually in arrears on each Payment Date provided in the OPIC Finance Agreement. A monthly amount shall be allocated by Borrower and Collateral Agent to such Guaranty Fees equal to 1/6 of such semi-annual Guaranty Fee (4/6 in the case of the October 30, 1998 payment). Such amount shall be paid to Collateral Agent for the account of OPIC. Such monthly amount shall be held by Collateral Agent and applied to the Guaranty Fee on the Payment Date as provided in the OPIC Finance Agreement.

          (b) Suspension of Other Payment Terms. Chase and OPIC agree, for the benefit of each Creditor under the ING Credit Agreement and each Related Person, that they hereby suspend the obligations of Argosy International and each other Related Person with respect to payments of principal under the Chase/OPIC Agreements to the extent the amounts or dates of such payments are inconsistent with the provisions of this Intercreditor Agreement. Such suspension shall be effective from and after the date hereof and continue until the termination of this Intercreditor Agreement.

          (c) Each reference herein to payments of principal and interest under the Combined Loans or under the Chase/OPIC Agreements shall include any reimbursement due to OPIC pursuant to Section 3.5 of the OPIC Finance Agreement.


   ARTICLE III - Representations, Warranties and Covenants of Related Persons

     Section 3.1. Representations and Warranties of Related Persons. To confirm each Creditor's understanding concerning the Related Persons and their businesses, properties and obligations and to induce each Creditor to enter into this Agreement, each Related Person represents and warrants to each Creditor that each of the representations and warranties set forth in Annex B is true and correct.

     Section 3.2. Covenants. To conform with the terms and conditions under which each Creditor is willing to have credit outstanding to Borrower under its respective Creditor Agreement, and to induce each Creditor to enter into this Agreement, each Related Person warrants, covenants and agrees that until the full and final payment of the Obligations and the termination of this Agreement:

          (a) Payment of Obligations. Each Related Person shall pay all amounts due under the Loan Documents in accordance with the terms thereof, as modified by this Intercreditor Agreement.

          (b) Common Covenants. Each Related Person shall observe, perform and comply with every covenant, term and condition expressed in Annex C and shall observe, perform and comply with every other covenant, term and condition expressed in any of the Loan Documents.

          (c) The Security. Each Related Person shall at all times cause the Obligations to be secured by the Security Documents listed in the Security Schedule and any additional Security Documents hereafter delivered by any Related Person and accepted by Collateral Agent.

          (d) Security Covenants. Each Related Person shall observe, perform and comply with every covenant, term and condition expressed in Annex D and shall observe, perform and comply with every other covenant, term and condition expressed in any of the Loan Documents.

     Section 3.3. OPIC Finance Agreement Covenants. OPIC and Chase hereby agree, for the benefit of each Creditor under the ING Credit Agreement and each Related Person, that each of the covenants contained in Article VIII or Article IX of the OPIC Finance Agreement are suspended and replaced by the covenants described in Section 3.2. Such suspension shall be effective from and after the date hereof and continue until the termination of this Intercreditor Agreement.

     Section 3.4. Purchase and Sale. Notwithstanding anything to the contrary contained in any Annex to this Agreement or in any other Loan Document, Creditors consent to the Purchase and Sale subject to the condition precedent that Collateral Agent shall have received the following, duly executed and delivered and in form, substance and date satisfactory to each Creditor:

          (a) purchase and sale agreement, assignments, deeds and bills of sale, amendments to the partnership agreement of Argosy International admitting Neo as a limited partner and other documents necessary or appropriate to consummate the purchase and sale;

          (b) an assignment and assumption agreement pursuant to which Argosy International has assumed, confirmed and ratified all Debts, representations, warranties, covenants and Liens owed, made or granted by Neo;

          (c) a guaranty by Neo of the Debt so assumed by Argosy International;

          (d) such legal opinions, certificates, corporate resolutions, supplements to Security Documents and other documents or instruments as Creditors may specify; and

          (e) the written consent of ECOPETROL to the transactions under the Purchase and Sale.

Neo, Argosy International and each other Related Persons agree to cause each of the conditions precedent set forth in this Section 3.4 to be satisfied, and to cause the Purchase and Sale to be consummated, in each case on or before November 30, 1998.

      Section 3.5. Consent to Merger. Creditors hereby consent to the consummation of the Merger in accordance with the terms of the Agreement and Plan of Merger dated June 24, 1998.


                  ARTICLE IV - Events of Default and Remedies

      Section 4.1. Events of Default. Each of the events described in Annex E constitutes an Event of Default under each of the Creditor Agreements.

      Section 4.2. OPIC Finance Agreement Events of Defaults. OPIC and Chase hereby agree, for the benefit of each Creditor under the ING Credit Agreement and each Related Person, that each of the Defaults and Events of Default contained in Article X of the OPIC Finance Agreement are suspended and replaced by the Events of Default described in Section 4.1. Such suspension shall be effective from and after the date hereof and continue until the termination of this Intercreditor Agreement.

      Section 4.3. Acceleration. Upon the occurrence of an Event of Default described in subsection E.8(a), (b) or (c) of Annex E with respect to any Related Person, all of the Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by each Related Person. Upon any such acceleration, the obligation, if any, of any Creditor to make any further Loans shall each be permanently terminated. During the continuance of any other Event of Default, Collateral Agent at any time and from time to time shall upon written instructions from either OPIC or from Administrative Agent under the ING Credit Agreement without notice to any Related Person do either or both of the following: (a) terminate the obligation, if any, of any Creditor to make additional advances under its Creditor Agreement and (b) declare any or all of the Obligations immediately due and payable, and all such Obligations shall thereupon be immediately due and payable, without demand, presentment, notice of demand or of dishonor and nonpayment, protest, notice of protest, notice of intention to accelerate, declaration or notice of acceleration, or any other notice or declaration of any kind, all of which are hereby expressly waived by each Related Person.

      Section 4.4. Remedies. If any Event of Default shall occur and be continuing, each Creditor may protect and enforce its rights under its Creditor Agreement by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and each Creditor may enforce the payment of any Obligations due or enforce any other legal or equitable right in each case, subject to the provisions of
Article V. All rights, remedies and powers conferred upon Collateral Agent and each Creditor under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at law or in equity. Except to the extent otherwise expressly provided herein, each Creditor shall be entitled to manage and supervise the obligations of the Related Persons to it in accordance with applicable law and such Creditor's practices in effect from time to time without regard to the existence of any other Creditor. Nothing contained in this Agreement shall prevent any Creditor from imposing a default rate of interest in accordance with any Loan Document, or prevent a Creditor from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party. This Agreement shall survive the commencement of any such bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding.

     Section 4.5.  Indemnity.

     (a) Each Related Person shall indemnify and hold harmless each Creditor from and against, and will reimburse each Creditor for, any and all liabilities, obligations, claims, losses, damages, penalties, fines, actions, judgments, suits, settlements, costs, expenses or disbursements (including reasonable fees of attorneys, accountants, experts and advisors) of any kind or nature whatsoever (in this section collectively called "liabilities and costs") which to any extent (in whole or in part) may be imposed on, incurred by, or asserted against any Creditor growing out of, resulting from or in any other way associated with any of the Collateral, the Loan Documents, or the transactions and events (including the enforcement or defense thereof) at any time associated therewith or contemplated therein, which liabilities and costs shall include without limitation those relating to or arising out of (i) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Collateral through any cause whatsoever, (ii) any act performed or omitted to be performed hereunder or under any other Loan Document or the breach of any representation or warranty contained herein or in any other Loan Document, (iii) the exercise of any rights and remedies hereunder or under any other Loan Document, (iv) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Collateral or with any Loan Document, (v) any violation of or noncompliance with any Environmental Law, (vi) any act, omission, event or circumstance resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Collateral or the Associated Property (as such term is defined in the Mortgage) regardless of whether the act, omission, event or circumstance constituted a violation of any Environmental Law at the time of its existence or occurrence, including the presence on or in the Collateral or the "Associated Property" or any disposal or release from, on or into the Collateral or the Associated Property of "hazardous substances" or "solid wastes" (as such terms are defined in the Mortgage), and (viii) any and all claims or proceedings (whether brought by private party or governmental agencies) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous substance, solid waste or contaminated materials located upon or migrating into, from or through the Collateral or the Associated Property (whether or not the release of such materials was caused by a Related Person, a tenant or subtenant or a prior owner or tenant or subtenant on the Collateral or the Associated Property and whether or not the alleged liability is attributable to the handling, storage, generation, transportation, removal or disposal of such substance, waste or material or the mere presence of such substance, waste or material on the Collateral or the Associated Property), which such Creditor may have liability with respect to due to the making of the loan or loans evidenced by the Notes, the execution of the Mortgage, the exercise of any rights under the Loan Documents, or otherwise. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LIABILITIES AND COSTS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY CREDITOR, provided only that a Creditor shall be not entitled under this section to receive indemnification for that portion, if any, of any liabilities and costs which is proximately caused by its own individual gross negligence or willful misconduct, as determined in a final judgment. If any Person (including any Related Person or any Related Person's Affiliates) ever alleges such gross negligence or willful misconduct by any Creditor, the indemnification provided for in this section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the existence, extent and effect of the alleged gross negligence or willful misconduct. As used in this section the term "Creditor" shall refer not only to the Person designated as such in Annex A, but also to (1) each director, officer, agent, attorney, employee, representative and Affiliate of such Person, and (2) the Person or Persons who, at any time or from time to time, serve as the Trustee on behalf of Creditors under the Mortgage.

     (b) If any Creditor proposes to settle or compromise any claim for liabilities or costs (in this section, a "Litigated Liability") for which any Related Person may be liable for payment hereunder, such Creditor shall give such Related Person written notice of the terms of such proposed settlement or compromise reasonably in advance of settling or compromising such Litigated Liability, but shall have no obligation to obtain the concurrence or approval of any Related Person, and such Related Person shall remain liable for the payment of such claim. Any obligation or liability of any Related Person to any Creditor under this section shall survive the expiration or termination of this Agreement and the repayment of the Obligations.


                      ARTICLE V - Intercreditor Provisions

     Section 5.1. Appointment and Authority of Collateral Agent. In order to expedite the enforcement of the rights and remedies set forth in the Security Documents, Creditors hereby appoint ING to act as their Collateral Agent under the Security Documents on the terms and conditions set forth herein and therein. Creditors hereby authorize and direct Collateral Agent to take such action on their behalf under the terms and provisions of the Security Documents and to exercise such rights and remedies thereunder as are specifically delegated to or required of Collateral Agent under the terms and provisions of this Agreement. In connection therewith, Chase hereby resigns as agent for OPIC under the Security Documents heretofore executed in connection with the Chase/OPIC Credit Agreement. Collateral Agent shall have no independent duty to enforce provisions of the Security Documents absent direction. Collateral Agent is hereby expressly authorized, as agent on behalf of Creditors, and Collateral Agent hereby agrees, to do the following in accordance with the terms and conditions of this Agreement:

          (a) To hold in safekeeping original counterparts of the Security Documents and the evidence of the filing or recording thereof;

          (b) To maintain physical possession of any of the Collateral delivered to Collateral Agent as contemplated in any of the Security Documents;

          (c) To receive all other documents and items to be furnished to Collateral Agent under the Security Documents;

          (d) To promptly distribute to the Creditors information, requests, documents, and other items received from any Related Person and others under the Security Documents;

          (e) To execute and deliver to any Related Person and others all requests, demands, notices, approvals, consents and other communications which Creditors request to be so delivered in connection with the Security Documents (subject to the terms and conditions set forth herein);

          (f) To receive on behalf of Creditors any payment of monies paid to Collateral Agent in accordance with the Security Documents and to distribute to each Creditor in accordance with the terms of this Agreement such Creditor's share of all payments so received as provided in Section 2.5; provided, however, that in making such distribution, Collateral Agent may rely without independent investigation upon a certificate from the Majority Creditors;

          (g) To act on behalf of Creditors at the written direction of any Creditor to maintain the perfection and priority of the Liens under the Security Documents;

          (h) To the extent permitted by this Agreement and the Security Documents and as directed by Majority Creditors in writing, to exercise on behalf of each Creditor all remedies of Collateral Agent and Creditors under the Security Documents upon the occurrence of any Event of Default;

          (i) To release Collateral as and when directed by Majority Creditors in writing;

          (j) To purchase Collateral at any foreclosure sale or pursuant to any other Enforcement Action bidding in all or such other portion of the Obligations due and owing as of the date of such sale as directed by the Majority Creditors in writing, such amount of such bid to be credited on the amount of such Obligations.

          (k) To hold and/or dispose of Collateral of which it is the purchaser at any foreclosure sale or pursuant to any other Enforcement Action as directed by Majority Creditors in writing; and

          (l) Except as otherwise expressly provided herein, to take such other actions as may be directed by Majority Creditors in writing which are reasonably incident to any powers granted to Collateral Agent hereunder.

     Section 5.2.  Enforcement Action.

          (a) Pursuant to Section 4.3 either OPIC or the Administrative Agent may require Collateral Agent to declare any or all of the Obligations immediately due and owing and make demand for payment (an "Acceleration") and/or declare a termination of such Creditor's Commitment to make for the advance and in the event of such authorized action each Creditor hereby authorizes the Collateral Agent to do so without the written consent of such Creditor or of Majority Creditors.

          (b) Except as provided in Section 4.3 and Section 5.2(a), notwithstanding anything herein to the contrary, (i) neither Collateral Agent nor any Creditor shall take any Enforcement Action without the prior written consent of Majority Creditors and (ii) the Collateral Agent agrees that it shall not declare any Acceleration or termination of any commitment to lend without the required documentation.

     Section 5.3.  Notices of Default, Acceleration, and Enforcement Action.

          (a) Each Creditor hereby agrees to give each other Creditor written notice of its intent to require Collateral Agent to declare an Acceleration not less than three (3) Business Days nor more than thirty (30) days prior to the date such Acceleration is so declared. No such notice of intent to declare an Acceleration shall be required to be given to any Related Person, and no Related Person shall be entitled to challenge or seek a recission of an Acceleration as a result of the failure of any Creditor to receive such a notice of such intent to declare an Acceleration.

          (b) Whenever an Event of Default shall occur and be continuing hereunder or under a Creditor Agreement and such Creditor shall have actual knowledge thereof, such Creditor shall use its best efforts to promptly notify Collateral Agent and the other Creditors of such Event of Default. Collateral Agent shall not be deemed to have notice of any Default or Event of Default unless specifically notified thereof in writing. Whenever any Creditor requests or directs Collateral Agent to take any Enforcement Action or to exercise any other right or remedy under any Security Document with respect to any Event of Default, such Creditor shall within 3 days notify the other Creditors of such request or direction.

          (c) Notwithstanding anything herein to the contrary, nothing herein shall restrict the rights of Chase under the OPIC Guaranty Agreement dated July 26, 1994.

     Section 5.4.  Payments, Proceeds and Additional Collateral.

     (a) Each Creditor agrees that if it shall, whether through direct payments from a Related Person, the exercise of rights under Loan Documents, rights of banker's lien, set off, or counterclaim against a Related Person or otherwise, obtain payment of a portion of the aggregate Obligations owed to it (less any reasonable unreimbursed costs and expenses, including, without limitation, attorneys' fees and expenses, actually incurred by such Creditor in recovering such payment) which, taking into account all distributions made by Collateral Agent hereunder, causes such Creditor to have received more than it would have received had such payment been received by Collateral Agent and distributed pursuant to Section 2.5, then (i) it shall be deemed to have simultaneously purchased and shall be obligated to purchase interests in the Obligations as necessary to cause all Creditors to share all payments as provided for in
Section 2.5, and (ii) such other adjustments shall be made from time to time as shall be equitable to ensure that Collateral Agent and all Creditors share all payments of Obligations as provided in Section 2.5; provided, however, that nothing herein contained shall in any way affect the right of any Creditor to obtain payment (whether by exercise of rights of banker's lien, set-off or counterclaim or otherwise) of indebtedness other than the Obligations. Each Related Person expressly consents to the foregoing arrangements and agrees that any holder of any such interest or other participation in the Obligations, whether or not acquired pursuant to the foregoing arrangements, may to the fullest extent permitted by law exercise any and all rights of banker's lien, set-off, or counterclaim as fully as if such holder were a holder of the Obligations in the amount of such interest or other participation. If all or any part of any funds transferred pursuant to this section are thereafter recovered from the seller under this section which received the same, the purchase provided for in this section shall be deemed to have been rescinded to the extent of such recovery, together with interest, if any, if interest is required pursuant to the order of a court order to be paid on account of the possession of such funds prior to such recovery.

     (b) Should Collateral Agent ever receive any amounts from an Enforcement Action, Collateral Agent shall -- notwithstanding any instructions to the contrary by any Related Person and unless otherwise directed by all Creditors -- promptly distribute to each Creditor by wire transfer such Creditor's Percentage Share of any such amounts; provided that if Collateral Agent is then taking action to collect against any of the Collateral in compliance with the directions of Majority Creditors, such amounts shall first be applied to the reasonable costs and expenses, including attorneys' fees, incurred by Collateral Agent in taking such action. Prior to any such distribution, Collateral Agent shall be entitled to request a certificate from each Creditor setting forth the respective Percentage Shares of each Creditor at that time. All such distributions to a Creditor shall be applied by such Creditor in such order and manner as such Creditor, in its sole discretion, may deem appropriate, but consistent with the terms of such Creditor's Creditor Agreement; provided that in the event that Debt owed to a Creditor is satisfied in full, such Creditor shall distribute to the other Creditors the portion of any payments received that has not been applied to such Creditor's Debt.

     (d) Whenever Collateral Agent in good faith determines that it is uncertain about how to distribute to Creditors any funds which it has received, or whenever Collateral Agent in good faith determines that there is any dispute among Creditors about how such funds should be distributed, Collateral Agent may choose to defer distribution of the funds which are the subject of such uncertainty or dispute. If Collateral Agent in good faith believes that the uncertainty or dispute will not be promptly resolved, or if Collateral Agent is otherwise required to invest funds pending distribution to Creditors, Collateral Agent shall invest such funds pending distribution in U.S. Treasury Securities maturing within one year or less which are backed by the full faith and credit of the United States; all interest on any such investment shall be distributed upon the distribution of such investment and in the same proportion and to the same Persons as such investment. All moneys received by Collateral Agent for distribution to Creditors shall be held by Collateral Agent pending such distribution solely as Collateral Agent for such Creditors, and Collateral Agent shall have no equitable title to any portion thereof. Creditors hereby acknowledge that Collateral Agent shall not be liable for any diminution of funds due to losses resulting from investments made by Collateral Agent in accordance with the terms hereof.

     (e) No Creditor or Collateral Agent shall hereafter accept any collateral for any Debt of any Related Person now or hereafter owing to any Creditor except by means of a Lien granted in such collateral to Collateral Agent for the benefit of all Creditors (which Lien shall be subject to and governed by the terms of this Agreement), and only after all Creditors have consented thereto in writing prior to the granting of such Lien.

     (f) No Related Person shall make a payment to any Creditor which such Creditor is prohibited from receiving pursuant to the terms of this Agreement. The Related Persons shall provide each Creditor with the amount of interest it loses, if any, as a result of the purchase and/or sale of any participation interest pursuant to the terms of this Agreement; provided that no Creditor shall be liable to another Creditor for the amount of any such loss.

     Section 5.5.  Limited Liability of Collateral Agent; Indemnity.

     (a) Neither Collateral Agent nor any of its officers, directors, employees, attorneys or agents shall be liable to Creditors for any action taken or omitted to be taken by Collateral Agent or any of its officers, directors, employees or agents pursuant to and within the scope of the authority granted Collateral Agent under this Agreement, except for its or their own gross negligence or willful misconduct. Collateral Agent shall have no duties or obligations other than those specifically set forth herein or in the Security Documents, or as may subsequently be agreed to in writing by Collateral Agent and all Creditors, and no implied duties or obligations whatsoever on Collateral Agent's part shall be read into this Agreement or any of the Security Documents.

     (b) Each Creditor hereby shall indemnify Collateral Agent, its officers, directors, employees, agents and attorneys against all loss, liability and reasonable cost and expense (to the extent not paid by the Related Persons and not arising out of or as a result of gross negligence or willful misconduct on the part of Collateral Agent), including reasonable attorneys' fees, resulting from any action taken or to be taken by it as Collateral Agent on behalf of the Creditors within the scope of Collateral Agent's authority under this Agreement, to the extent of such Creditor's Percentage Share of any such loss, liability, cost, and expense, except for its or their own gross negligence or willful misconduct. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH LOSS, LIABILITY, COST OR EXPENSE IS IN ANY WAY OR TO ANY EXTENT CAUSED, IN WHOLE OR IN PART BY ANY ACT OR OMISSION ARISING OUT OF THE ORDINARY NEGLIGENCE (BUT NOT

GROSS NEGLIGENCE) OF ANY PERSON INDEMNIFIED PURSUANT TO THIS SECTION 5.5.

     (c) Collateral Agent shall promptly notify each Creditor of the written assertion of, or the commencement of, any claim, suit, action or proceeding filed against Collateral Agent arising out of, or in connection with, this Agreement or any of the Security Documents or the rights, duties or powers conferred upon Collateral Agent hereunder or thereunder, giving with such notice information as to the nature and basis of the lawsuit, a statement of whether Collateral Agent believes it is entitled under this Agreement to any indemnity therefor, and, if so, a statement of Collateral Agent's reasons for so believing. Collateral Agent's failure to so notify each Creditor will not result in the loss of its right to indemnity from the Creditors hereunder unless such failure prevented any Creditor from fully participating in any such claim, suit, action or proceeding. Any Creditor shall be entitled to participate in, at its own expense, the defense of any such claim, suit, action or proceeding. Neither the Creditors nor Collateral Agent shall be bound by any settlement entered into by any of the other parties hereto without such party's consent.

     Section 5.6. Collateral Agent's Employees. Collateral Agent may perform any and all duties under the Security Documents and this Agreement by or through agents or employees and shall be entitled to advice of counsel pertaining to all such matters.

     Section 5.7. Collateral Agent's Reliance. Collateral Agent shall be entitled to rely on any notice, consent, certificate, or other document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and, in respect of legal matters, upon the opinion of counsel selected by Collateral Agent. Collateral Agent may deem and treat the original Creditors hereunder as the owners of their respective promissory notes issued in connection with the Credit Agreements and of their respective Percentage Shares, until receipt by Collateral Agent of notice of assignment or transfer of any interest therein by any Creditor; provided, that any such assignment shall be subject to all of the rights and obligations set forth herein. Any request, authority or consent of any Creditor pursuant hereto shall be conclusive and binding on any successor or assignee of such Creditor.

     Section 5.8. Certain Actions Requiring Consent of Majority Creditors. Except as expressly provided herein, Collateral Agent shall not (a) amend or supplement this Agreement or any of the Security Documents or grant any consents or waivers with respect thereto without the prior written consent of Majority Creditors, or (b) release or substitute any Collateral, without the prior written consent of Majority Creditors. Without the prior written consent of Majority Creditors, except for the making of the Loan under the ING Credit Agreement (as such term is defined therein), no Creditor will make loans or extensions of credit to any Related Person or otherwise increase the principal amount of Debt owing to it by any Related Person or change the interest rate or fees accruing in respect of such Debt. No Creditor will restate, amend or supplement its Creditor Agreement without the prior written consent of Majority Creditors except to correct a technical defect, inconsistency or ambiguity in its Creditor Agreement.

     Section 5.9. Non-Reliance on Collateral Agent and Other Creditors. Each Creditor agrees that it has, independently and without reliance on Collateral Agent or any other Creditor, and based upon such documents and information as it has deemed appropriate, made its own credit analysis of the Related Persons and the Collateral, and its independent decision to enter into this Agreement and the other Loan Documents, and that it will, independently and without reliance upon Collateral Agent or any other Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement and the other Loan Documents. Neither Collateral Agent nor any other Creditor shall have any duty, responsibility or liability to provide any Creditor with any credit or other information concerning the affairs, financial condition or business of any Related Person which may come into the possession of Collateral Agent or such Creditor; provided, however, Collateral Agent shall send to Creditors copies of all written materials received by Collateral Agent in its capacity as Collateral Agent under or in connection with this Agreement or the other Loan Documents.

     Section 5.10. Liability Among Creditors. No Creditor nor any of its respective directors, officers, agents or employees shall incur any implied duty to any other Creditor under this Agreement or any other Loan Document, and each Creditor shall have absolute and complete discretion to exercise (or refrain from exercising) its rights hereunder and under its Creditor Agreement as it deems appropriate in its sole discretion. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT NO CREDITOR ASSUMES, AND EACH CREDITOR HEREBY RELEASES AND EXONERATES EACH OTHER CREDITOR FROM, ANY AND ALL RESPONSIBILITIES OR LIABILITIES (WHETHER EXPRESS OR IMPLIED) IN CONNECTION WITH THE REALIZATION OF THE COLLATERAL, OR ANY LOSS OR DEPRECIATION OF, OR FAILURE TO REALIZE UPON, ANY COLLATERAL, OR THE FAILURE OR DELAY TO COLLECT OR RECEIVE PAYMENT OF ANY SUMS OWING FROM ANY RELATED PERSON, OR ANY MISTAKE, OMISSION OR ERROR OF JUDGMENT IN PASSING UPON OR ACCEPTING ANY COLLATERAL. No Creditor, nor any of its respective directors, officers, agents or employees, shall be responsible to any of the others for the solvency or financial condition of any Related Person or the ability of any Related Person to repay any of the Obligations or perform its obligations under any Loan Document, or the statements of any Related Person, oral or written, or for the validity, sufficiency or enforceability of any of the Loan Documents, any document or agreement executed or delivered in connection with or pursuant to any of the foregoing, or any liens or security interests granted by any Related Person in connection therewith.

     Section 5.11. Resignation or Removal of Collateral Agent.

     (a) Subject to the appointment and acceptance of a successor Collateral Agent as provided below, Collateral Agent may resign at any time by giving notice thereof to each Creditor, and Majority Creditors may remove Collateral Agent at any time by giving notice thereof to each other Creditor and Collateral Agent. Upon any such resignation or removal, a successor Collateral Agent may be appointed by Majority Creditors. If no successor Collateral Agent shall have been appointed by Majority Creditors and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent may, on behalf of the Creditors, appoint as successor Collateral Agent any national or state bank or trust company (other than a Creditor) having capital, surplus, and undivided profits of at least $250,000,000.

     (b) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder, except to the extent provided above for acts or omissions prior to the resignation or termination. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, (i) the provisions of Section 5.5 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent, (ii) any Collateral held in possession of the retiring Collateral Agent shall be delivered to the successor Collateral Agent, and (iii) the retiring Collateral Agent shall assign all of its rights as secured party, mortgagee, assignee, deed of trust beneficiary or other similar position with respect to all of the Collateral to the successor Collateral Agent for the pro rata benefit of the Creditors.

     Section 5.12. No Partnership. Nothing contained in this Agreement, and no action taken by Collateral Agent or any Creditor pursuant hereto, is intended to constitute or shall be deemed to constitute a partnership, association, joint venture or other entity among Collateral Agent, the Creditors or any of them.

     Section 5.13. Liens are Pari Passu. It is the intent of the Creditors that they share an equal priority Lien in all of the Collateral, regardless of any previous recordations or filings and regardless of the timing of any additional recordations or filings, and that the enforcement of all of their respective rights and remedies under the Security Documents is subject to the terms and provisions of this Agreement. ALL LIENS OF ANY CREDITOR IN ANY OF THE COLLATERAL SHALL BE PARI PASSU WITH ALL LIENS OF THE OTHER CREDITORS IN SUCH COLLATERAL AND AS BETWEEN THE CREDITORS ALL SUCH LIENS SHALL HAVE EQUAL PRIORITY.

     Section 5.14. All Loan Documents. OPIC and Chase hereby represent and warrant to ING that the documents and instruments described on Schedule 4 hereto are all of the documents and instruments now or previously executed or required to be executed in connection with the Debt of any Related Person owing to OPIC and Chase (other than those which have prior to the date hereof been fully and finally terminated or restated in full). ING hereby represents and warrants to OPIC and Chase that the documents and instruments described on Schedule 5 hereto are all of the documents and instruments now or previously executed or required to be executed in connection with the Debt of any Related Person owing to ING (other than those which have prior to the date hereof been fully and finally terminated or restated in full).

     Section 5.15. Benefit of Article V. The provisions of this Article V are solely for the benefit of the Creditors and may be amended or modified by the Creditors without the consent or agreement of any Related Person. Each Creditor hereby agrees to give to Collateral Agent, to hold for the benefit of all Creditors, any Collateral which now is or hereafter comes into its possession, and each Creditor agrees to take all necessary action to at all times maintain the existence and first priority of its Liens in and to the Collateral.


                           ARTICLE VI - Miscellaneous

     Section 6.1.  Waivers and Amendments; Acknowledgments.

          (a) Waivers and Amendments. No failure or delay (whether by course of conduct or otherwise) by any Creditor in exercising any right, power or remedy which any Creditor may have under any of the Loan Documents shall operate as a waiver thereof or of any other right, power or remedy, nor shall any single or partial exercise by any Creditor of any such right, power or remedy preclude any other or further exercise thereof or of any other right, power or remedy. No waiver of any provision of any Loan Document and no consent to any departure therefrom shall ever be effective unless it is in writing and signed as provided below in this section, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No notice to or demand on any Related Person shall in any case of itself entitle any Related Person to any other or further notice or demand in similar or other circumstances. No modification or amendment of or supplement to this Agreement or the other Loan Documents shall be valid or effective unless the same is in writing and signed by (i) if such party is a Related Person, by such Related Person, (ii) if such party is Collateral Agent, by such party, and (iii) if such party is a Creditor, by such Creditor or by Collateral Agent on behalf of Creditors with the written consent of Majority Creditors (which consent has already been given as to the termination of the Loan Documents as provided in Section 6.7). Notwithstanding the foregoing or anything to the contrary herein, without the prior written consent of each individual Creditor, neither this Agreement nor any other provisions hereof may be waived, amended or modified which would: (1) subject such Creditor to any additional obligations, (2) reduce any fees payable to such Creditor hereunder, or the principal of, or interest on, such Creditor's Note or amend the order of distribution provided by Section 2.5, (3) postpone any date fixed for any payment of any such fees, principal or interest or waive or excuse any such payment or postpone the scheduled maturity date of such Creditor's Note,
     (4) amend the definition herein of "Majority Creditors" or otherwise change the aggregate amount of Percentage Shares which is required for Collateral Agent, Creditors or any of them to take any particular action under the Loan Documents, (5) amend Section 4.5, 6.1, 6.2 or 6.3, (6) release Borrower from its obligation to pay such Creditor's Note or any Guarantor from its guaranty of such payment or (7) permit any subordination of the Obligations owed to such Creditor.

          (b) Acknowledgments and Admissions. Each Related Person hereby represents, warrants, acknowledges and admits that (i) it has been advised by counsel in the negotiation, execution and delivery of the Loan Documents to which it is a party, (ii) it has made an independent decision to enter into this Agreement and the other Loan Documents to which it is a party, without reliance on any representation, warranty, covenant or undertaking by any Creditor, whether written, oral or implicit, other than as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iii) there are no representations, warranties, covenants, undertakings or agreements by any Creditor as to the Loan Documents except as expressly set out in this Agreement or in another Loan Document delivered on or after the date hereof, (iv) no Creditor owes any fiduciary duty to any Related Person with respect to any Loan Document or the transactions contemplated thereby, (v) the relationship pursuant to the Loan Documents between each Related Person, on one hand, and each Creditor, on the other hand, is and shall be solely that of debtor and creditor, respectively, (vi) no partnership or joint venture exists with respect to the Loan Documents between any Related Person and any Creditor, (vii) should an Event of Default or Default occur or exist, Creditors shall determine in their sole discretion and for their own reasons what remedies and actions they will or will not exercise or take at that time, (viii) without limiting any of the foregoing, no Related Person is relying upon any representation or covenant by any Creditor, or any representative thereof, and no such representation or covenant has been made, that any Creditor will, at the time of an Event of Default or Default, or at any other time, waive, negotiate, discuss, or take or refrain from taking any action permitted under the Loan Documents with respect to any such Event of Default or Default or any other provision of the Loan Documents, and (ix) each Creditor has relied upon the truthfulness of the acknowledgments in this section in deciding to execute and deliver this Agreement and to make its Loan.

     THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     Section 6.2. Ratification and Confirmation of the Loan Documents. Each Related Person hereby ratifies and confirms the Loan Documents in all respects and all liens and security interests with respect to the Collateral heretofore given to each Related Person to or for the benefit of each Creditor. Each Related Person hereby waives any defenses, set-offs, claims, counterclaims, offsets or deductions with respect to the Loan Documents or the indebtedness thereunder, or with respect to the validity, priority or enforceability of the Loan Documents or of such liens and security interests with respect to the Collateral and agrees not to oppose any attempts by any Creditor to foreclose or otherwise enforce its liens and security interests against the Collateral.

     Section 6.3. Release and Discharge of Creditors. Each Related Person hereby generally releases and forever discharges each Creditor from any and all Released Claims. This release is to be construed as the broadest type of general release and covers and releases any and all Released Claims, whether known or unknown and however or whenever arising, whether by contract or agreement, at law or under any statute (including without limitation any law or statute pertaining to negligence, fraud, deceptive trade practices, negligent misrepresentation, securities violations, breach of fiduciary duty, breach of contract, trade regulation, regulation of business or competition, conspiracy or racketeering), or otherwise arising, expressly including any claims for punitive or exemplary damages, attorneys' fees, or penalties. To the extent that any Released Claims have not been released by this Agreement, each Related Person assigns such Released Claims to Collateral Agent.

      Section 6.4. Fraudulent Conveyance. The liability of each Related Person, with the exception of Parent and Aviva America, on the Guaranty and Security Documents of such Related Person, shall be limited to the maximum amount of liability that can be incurred without rendering any Guarantor's Guaranty and Security Documents voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

      Section 6.5. Survival of Agreements; Cumulative Nature. All of the Related Persons' various representations, warranties, covenants and agreements in the Loan Documents shall survive the execution and delivery of this Agreement and the other Loan Documents and the performance hereof and thereof, including the making or granting of the Loans and the delivery of the Notes and the other Loan Documents, and shall further survive until all of the Obligations are paid in full to each Creditor and all of Creditors' obligations to the Related Persons are terminated. All statements and agreements contained in any certificate or other instrument delivered by any Related Person to any Creditor under any Loan Document shall be deemed representations and warranties by the Related Persons or agreements and covenants of the Related Persons under this Agreement. The representations, warranties, and covenants made by the Related Persons in the Loan Documents, and the rights, powers, and privileges granted to each Creditor in the Loan Documents, are cumulative, and, except for expressly specified waivers and consents and Section 6.6, no Loan Document shall be construed in the context of another to diminish, nullify, or otherwise reduce the benefit to any Creditor of any such representation, warranty, covenant, right, power or privilege. In particular and without limitation, no exception set out in this Agreement to any representation, warranty or covenant herein contained shall apply to any similar representation, warranty or covenant contained in any other Loan Document, and each such similar representation, warranty or covenant shall be subject only to those exceptions which are expressly made applicable to it by the terms of the various Loan Documents.

      Section 6.6. Notices. All notices, requests, consents, demands and other communications to any Related Person or to any Creditor which are required or permitted under any Loan Document shall be in writing, unless otherwise specifically provided in such Loan Document (provided that Collateral Agent may give telephonic notices to the other Creditors) and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, to any such Related Person at the address of Parent specified on the signature pages hereto and to each Creditor at its address specified on the signature pages hereto (unless changed by similar notice in writing given by the particular Person whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of telecopy, upon receipt, or
(c) in the case of registered or certified United States mail, three days after deposit in the mail.

     Section 6.7.  Joint and Several Liability; Parties in Interest;
Assignments.

          (a) All Obligations which are incurred by two or more Related Persons shall be their joint and several obligations and liabilities. All grants, covenants and agreements contained in the Loan Documents shall bind and inure to the benefit of the parties thereto and their respective successors and assigns; provided, however, that no Related Person may assign or transfer any of its rights or delegate any of its duties or obligations under any Loan Document without the prior consent of all of the Creditors.

          (b) Any Creditor may assign or otherwise transfer (in whole or in part) to any other Person the obligations of the Related Persons to such Creditor (subject to the provisions of the Chase/OPIC Agreements and the ING Credit Agreement, as the case may be), provided that such other Person shall at the time of such assignment or transfer become a party to this Agreement, vested with the same rights and benefits, and subject to the same obligations, as the selling Creditor had. In the event (i) all the Loan Documents are terminated, all Notes and other Obligations are paid in full, and (ii) the Creditors have no outstanding obligations hereunder with respect to amounts to be shared previously received and distributed hereunder, this Agreement shall terminate 366 days after the last to occur of any event referred to in the preceding clauses (i) and (ii) so long as no proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver for any Related Person or its assets is commenced prior to such 366th day.

     SECTION 6.8. GOVERNING LAW; SUBMISSION TO PROCESS. EXCEPT TO THE EXTENT THAT THE LAW OF ANOTHER JURISDICTION IS EXPRESSLY ELECTED IN A LOAN DOCUMENT, THE LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH RELATED PERSON HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST ANY RELATED PERSON WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR (TO THE EXTENT THEY HAVE SUBJECT MATTER JURISDICTION) OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS CREDITORS MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, EACH RELATED PERSON ACCEPTS AND CONSENTS FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED

BY CREDITORS IN WRITING, WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY IT AGAINST ANY CREDITOR AND ANY QUESTIONS RELATING TO USURY. EACH RELATED PERSON AGREES THAT SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THE LOAN DOCUMENTS AND WAIVES ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS. IN FURTHERANCE OF THE FOREGOING, EACH RELATED PERSON HEREBY IRREVOCABLY DESIGNATES AND APPOINTS CT CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK, AS ITS ADMINISTRATIVE AGENT TO RECEIVE SERVICE OF ALL PROCESS BROUGHT AGAINST IT WITH RESPECT TO ANY SUCH PROCEEDING IN ANY SUCH COURT IN NEW YORK, SUCH SERVICE BEING HEREBY ACKNOWLEDGED TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. COPIES OF ANY SUCH PROCESS SO SERVED SHALL ALSO, IF PERMITTED BY LAW, BE SENT BY REGISTERED MAIL TO SUCH RELATED PERSON AT THE ADDRESS OF PARENT SET FORTH BELOW, BUT THE FAILURE OF SUCH RELATED PERSON TO RECEIVE SUCH COPIES SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS AS AFORESAID. EACH RELATED PERSON SHALL FURNISH TO COLLATERAL AGENT A CONSENT OF CT CORPORATION SYSTEM AGREEING TO ACT HEREUNDER PRIOR TO THE EFFECTIVE DATE OF THIS AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY CREDITOR TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY CREDITOR TO BRING PROCEEDINGS AGAINST ANY RELATED PERSON IN THE COURTS OF ANY OTHER JURISDICTION. IF FOR ANY REASON CT CORPORATION SYSTEM SHALL RESIGN OR OTHERWISE CEASE TO ACT AS AGENT, EACH RELATED PERSON HEREBY IRREVOCABLY AGREES TO (A) IMMEDIATELY DESIGNATE AND APPOINT A NEW AGENT ACCEPTABLE TO CREDITORS TO SERVE IN SUCH CAPACITY AND, IN SUCH EVENT, SUCH NEW AGENT SHALL BE DEEMED TO BE SUBSTITUTED FOR CT CORPORATION SYSTEM FOR ALL PURPOSES HEREOF AND (C) PROMPTLY DELIVER TO CREDITORS THE WRITTEN CONSENT (IN FORM AND SUBSTANCE SATISFACTORY TO CREDITORS) OF SUCH NEW AGENT AGREEING TO SERVE IN SUCH CAPACITY.

      Section 6.9. Limitation on Interest. Each Creditor, the Related Persons and the other parties to the Loan Documents intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof such Persons stipulate and agree that none of the terms and provisions contained in the Loan Documents shall ever be construed to provide for interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect. Neither any Related Person nor any present or future guarantors, endorsers, or other Persons hereafter becoming liable for payment of any Obligation shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable law from time to time in effect, and the provisions of this section shall control over all other provisions of the Loan Documents which may be in conflict or apparent conflict herewith.

      Section 6.10. Termination; Limited Survival. In the event (i) all the Loan Documents are terminated, all Notes and other Obligations are paid in full, and (ii) the Creditors have no outstanding obligations hereunder with respect to amounts to be shared previously received and distributed hereunder, this Agreement shall terminate 366 days after the last to occur of any event referred to in the preceding clauses (i) and (ii) so long as no proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver of any Related Person or its assets is commenced prior to such 366th day. Notwithstanding the foregoing or anything herein to the contrary, any waivers or admissions made by any Related Person in this Agreement (including
Section 6.3) or any Loan Documents and any obligations which any Person may have to indemnify or compensate any Creditor or Collateral Agent shall survive any termination of this Agreement or any other Loan Document. At the request and expense of Related Persons, Collateral Agent shall prepare and execute all necessary instruments to reflect and effect such termination of the Loan Documents. Collateral Agent is hereby authorized to execute all such instruments on behalf of all Creditors, without the joinder of or further action by any Creditor.

      Section 6.11. Severability. If any term or provision of any Loan Document shall be determined to be illegal or unenforceable all other terms and provisions of the Loan Documents shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

      Section 6.12. Counterparts. This Agreement may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

      SECTION 6.13. WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. TO THE EXTENT PERMITTED BY LAW, CREDITORS AND EACH RELATED PERSON HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY CREDITOR OR ANY RELATED PERSON. THIS PROVISION IS A MATERIAL INDUCEMENT FOR CREDITORS ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. EACH OF RELATED PERSONS AND CREDITORS HEREBY FURTHER (d) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES;
(e) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (F) ACKNOWLEDGES THAT IT HAS BEEN INDUCED

TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

      Section 6.14. Judgment Currency. The specification of United States dollars is of the essence, and such currency shall be the currency of account in all events. The Obligations shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to such currency or transfer to the place specified in each Note or, as to OPIC, the District of Columbia, under normal banking procedures does not yield the amount of United States dollars then due. In the event that any payment by any Related Person, whether pursuant to a judgment or otherwise, upon conversion and transfer, does not result in the payment of such amount of United States dollars at the place such amount is due, the applicable Creditors shall be entitled to demand immediate payment of, and shall have a separate cause of action against such Related Person for, the additional amount necessary to yield the amount then due. In the event any Creditor, upon the conversion of such judgment into United States dollars, shall receive (as a result of currency exchange rate fluctuations or otherwise) an amount greater than that to which it was entitled, the applicable Related Persons shall be entitled to immediate reimbursement of the excess amount.

      Section 6.15. Immunity. Each Related Person represents and warrants that it is subject to civil and commercial law with respect to its obligations under this Agreement, the Notes and the other Loan Documents to which it is a party, that the making and performance of this Agreement, the Notes and such other Loan Documents and borrowings by the Borrower pursuant hereto constitute private and commercial acts rather than governmental or public acts and that neither any Related Person nor any of its properties or revenues has any right of immunity from suit, court jurisdiction, attachment prior to judgment, attachment in aid of execution of a judgment, set-off, execution of a judgment or from any other legal process with respect to its obligations under this Agreement, the Notes and the other Loan Documents. To the extent that any Related Person may hereafter be entitled, in any jurisdiction in which a judicial proceeding may at any time be commenced with respect to this Agreement, any Note or any other Loan Document to which it is a party, to claim for itself or its revenues or assets any such immunity, and to the extent that in any such jurisdiction there may be attributed to any Related Person such an immunity (whether or not claimed), each Related Person hereby irrevocably agrees not to claim and hereby irrevocably waives such immunity. The foregoing waiver of immunity shall have effect under the United States Sovereign Immunities Act of 1976, as amended.

     IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

                              AVIVA PETROLEUM INC.



                              By: /s/ R. Suttill
                                 ------------------------------------
                                 Name:  Ronald Suttill
                                 Title: President


                              AVIVA AMERICA, INC.



                              By: /s/ R. Suttill
                                 ------------------------------------
                                 Name:  Ronald Suttill
                                 Title: President


                              AVIVA DELAWARE, INC.



                              By: /s/ R. Suttill
                                 ------------------------------------
                                 Name:  Ronald Suttill
                                 Title: President


                              AVIVA OPERATING COMPANY



                              By: /s/ R. Suttill
                                 ------------------------------------
                                 Name:  Ronald Suttill
                                 Title: President

                              GARNET RESOURCES CORPORATION



                              By: /s/ R. Suttill
                                 ------------------------------------
                                 Name:  Ronald Suttill
                                 Title: President


                              ARGOSY ENERGY INCORPORATED



                              By: /s/ R. Suttill
                                 ------------------------------------
                                 Name:  Ronald Suttill
                                 Title: President


                              ARGOSY ENERGY INTERNATIONAL
                              By: Argosy Energy Incorporated, its General
                              Partner



                              By: /s/ R. Suttill
                                 ------------------------------------
                                 Name:  Ronald Suttill
                                 Title: President

                              NEO ENERGY, INC.



                              By: /s/ R. Suttill
                                 ------------------------------------
                                 Name:  Ronald Suttill
                                 Title: President


                              GARNET PNG CORPORATION


                              By: /s/ R. Suttill
                                 ------------------------------------
                                 Name:  Ronald Suttill
                                 Title: President


                              Address for all Related Persons:

                              8235 Douglas Avenue, Suite 400
                              Dallas, Texas  75225
                              Attention:  President

                              Telephone:  214-691-3464
                              Telecopy:   214-361-0010

                              ING (U.S.) CAPITAL CORPORATION,
                              as Administrative Agent and a Creditor



                              By:/s/ Christopher R. Wagner
                                 ------------------------------------
                                 Christopher R. Wagner
                                 Senior Vice President

                              Address:

                              135 East 57th Street
                              New York, New York  10022-2101

                              Attention:  Christopher R. Wagner

                              Telephone:  212-409-1717
                              Telecopy:   212-832-3616

                              CHASE BANK OF TEXAS, NATIONAL
                              ASSOCIATION, as a Creditor



                              By: /s/ Edward E. Stringer
                                 ------------------------------------
                                 Name:  Edward E. Stringer
                                 Title: Vice President

                              Address:

                              712 Main Street, 24th Floor East
                              Houston, Texas 77002

                              Attention: Ed Stringer

                              Telephone: 713-216-5642
                              Telecopy:   713-216-4566

                              OVERSEAS PRIVATE INVESTMENT
                              CORPORATION, as a Creditor



                              By: /s/ David C. Schmitzer
                                 ------------------------------------
                                 Name:  David C. Schmitzer
                                 Title: Manager, Project Finance

                              Address:

                              1100 New York Avenue, N.W.
                              Washington, D.C.  20527

                              Attention: Vice President - Finance

                              Telephone: (202) 336-8480
                              Telecopy:  (202) 408-9866